Long-term related party debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-term related party debt
Long-term related party debt
For each of the Rig Financing Agreements (described below), the Company entered into a loan agreement with Seadrill on a back to back basis. These loan agreements with Seadrill are classified as related party transactions. Pursuant to these loan agreements, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to that proportion of the loan relating to the West Capella, West Aquarius, West Vencedor, West Capricorn, T-15, T-16, West Leo and West Sirius. The company also entered into other sources of finance with Seadrill, including vendor financing loan agreements and discount notes.
As of December 31, 2013 and 2012, the Company had the following amounts of related party debt outstanding:

(In US$ millions)	2013	2012
$1,500 facility	643.5	831.7
$1,200 facility	90.5	111.1
$109.5 vendor financing facility	109.5	—
$550 facility	440.0	508.5
$440 facility	178.6	100.5
$1,121 facility	472.6	524.2
Sub-total long-term related party debt	1,934.7	2,076.0
$229.9 discount note	229.9	—
$70.0 discount note	70.0	—
Total related party debt	2,234.6	2,076.0
Less: current portion	(108.3)	(339.0)
Long-term portion of related party debt	2,126.3	1,737.0

The outstanding debt as of December 31, 2013 is repayable as follows:

(In US$ millions)	Year ending December 31,
2014	108.3
2015	465.8
2016	476.4
2017	136.1
2018	17.0
2019 and thereafter	1,031.0
Total related party debt	2,234.6

Rig Financing Agreements
$1,500 million Secured Credit Facility
In June 2009, Seadrill entered into a $1,500 million senior secured loan facility with a syndicate of banks and export credit facility agents, to partly fund the acquisition of the West Aquarius, West Capella, the West Sirius rigs, which have been pledged as collateral. Seadrill’s net book value at December 31, 2013 of the rigs pledged as collateral is $1,721.0 million, of which $1,572.8 million relates to the West Aquarius, West Capella and West Sirius. The loan facility bears interest at LIBOR plus 3.31% per annum and is repayable over a term of 5 years. At maturity in June 2014, a balloon payment of $662.0 million is due, of which $603.0 million relates to the West Aquarius, West Capella, the West Sirius. The outstanding balance as of December 31, 2013 attributable to the Company was $643.5 million. The Company did not have any undrawn capacity on this facility as of December 31, 2013.
On February 21, 2014, Seadrill Operating LP entered into a Credit Agreement for $1.8 billion due in February 2021 the proceeds of which have been used to repay the $1,500 million facility in full. Please read Note 18. As a result, in accordance with US GAAP, the short term portion of this facility due has been reclassified to long-term debt as of December 31, 2013.

$1,200 million Secured Term Loan
In June 2010, Seadrill entered into a $1,200 million secured term loan with a group of various commercial lending institutions and export credit agencies. The loan is secured by first priority mortgages on one ultra-deepwater semi-submersible drilling rig (West Orion), one ultra-deepwater drillship (West Gemini) and one tender rig (West Vencedor). Seadrill’s net book value at December 31, 2013 of the rigs pledged as collateral is $1,426 million, of which $182.3 million relates to the West Vencedor. The loan facility bears interest at LIBOR plus 2.25% per annum and is repayable over a term of 5 years. At maturity a balloon payment of $566.7 million is due, of which $69.9 million relates to the Company. The outstanding balance as of December 31, 2013 attributable to the West Vencedor, was $90.5 million. The Company did not have any undrawn capacity on this facility as of December 31, 2013.
$550 million Secured Credit Facility
In December 2011, Seadrill entered into a $550 million secured credit facility with a syndicate of banks to partly fund the delivery of the ultra-deepwater semi-submersible drilling rig the West Capricorn, which has been pledged as collateral. The net book value at December 31, 2013 of the rig pledged as collateral is $785 million. The loan facility has a term of 5 years and bears interest at LIBOR plus a margin of 1.5% to 2.25%. The outstanding balance as of December 31, 2013 attributable to the Company was $440.0 million. At maturity a balloon payment of $275 million is due, 100% of which relates to the West Capricorn. The Company did not have any undrawn capacity on this facility at December 31, 2013.
$440 million Secured Term Loan
In December 2012, Seadrill entered into a $440 million secured term loan facility with a syndicate of banks to fund the delivery of two tender rigs, the T-15 and T-16 and two jack-up drilling rigs under construction. As of December 31, 2012, Seadrill had drawn down $100.5 million relating to the T-15 tender rig, and on April 25, 2013, Seadrill drew down $98 million relating to the T-16 tender rig. The net book value at December 31, 2013 of the units pledged as collateral is $488 million, of which $271.4 million relates to the T-15 and T-16. The facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of 5 years. The outstanding balance as at December 31, 2013 was $293 million, of which $178.6 million relates to the T-15 and T-16. At maturity a balloon payment of $173 million is due, of which $109.2 million relates to the Company. The Company did not have any undrawn capacity on this facility as of December 31, 2013.
$1,121 million Secured Credit Facility
In January 2011, Seadrill entered into a $1,121 million secured credit facility to fund the acquisition of two ultra-deepwater semi-submersible rigs, the West Leo and West Pegasus, which have been pledged as collateral. The net book value at December 31, 2013 of the rigs pledged as collateral is $1,205 million, of which $631.1 million relates to the West Leo. The facility bears interest at LIBOR plus a margin in the range of 2.25% to 5.0% and is repayable over a term of seven years. The outstanding balance as of December 31, 2013 attributable to the Company was $472.6 million relates to the West Leo. At maturity a balloon payment of $497.9 million was due, of which $279.1 million relates to the West Leo. The Company did not have any undrawn capacity on this facility as of December 31, 2013.
On February 21, 2014 Seadrill Operating LP entered into a Credit Agreement for $1.8 billion due in February 2021 the proceeds of which have been used to repay the West Leo portion of this facility relating to the Company. Please read Note 18. As a result, in accordance with US GAAP, the short term portion of this facility due has been reclassified to long-term debt as of December 31, 2013.
Other financing agreements
$300 million Revolving Credit Facility
In October 2012, the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of 5 years and bears interest at a rate of LIBOR plus 5.0% per annum, with an annual 2% commitment fee on the undrawn balance. At December 31, 2012 the facility remained undrawn. During 2013 the Company drew down $169.6 million on the revolving credit facility and repaid $43.7 million. The outstanding balance as at December 31, 2013 was 125.9 million. On March 1, 2014, the revolving credit facility was reduced to $100 million. Please read Note 18.
$109.5 million Vendor Financing Loan Agreement
In May 2013, the Company borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The facility bears interest of LIBOR plus a margin of 5.0% and is due in May 2016.
$229.9 million Discount Note
In December 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings LLC issued a zero coupon discount note to Seadrill for $229.9 million. The note is repayable in June 2015 and upon maturity Seadrill Capricorn Holdings LLC will pay $238.5 million to Seadrill. In February 2014, Seadrill Capricorn Holdings LLC repaid this discount note in full. Please read Note 18.
$70 million Discount Note
In December 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note to Seadrill for $70 million. The note is repayable in June 2015 and upon maturity the Company will pay $72.6 million to Seadrill. In March 2014, the Company repaid this discount note in full. Please read Note 18.
Covenants on Loans
In addition to the collateral provided to lenders in the form of pledged assets, Seadrill’s bank loan agreements generally contain financial covenants, the primary covenants being as follows:

•	Aggregated minimum liquidity requirement for Seadrill's consolidated group: to maintain cash and cash equivalents of at least $150 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity to asset ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

In the event that the Company acquires a rig without historic EBITDA available, the Company is entitled to base a twelve months historical EBITDA calculation on future projected EBITDA subject to the drilling unit having a firm charter contract at the time of delivery with a minimum duration of 12 months and a firm charter contract in place at the time of such EBITDA calculation.
The Rig Facilities contain various customary covenants that may limit, among other things, the ability of the borrower to:

•	sell the applicable drilling unit;

•	incur additional indebtedness or guarantee other indebtedness;

•	make investments or acquisitions;

•	pay dividends or make any other distributions if an event of default occurs; or

•	enter into inter-company charter arrangements for the drilling units not contemplated by the applicable Rig Facility.
The Rig Facilities also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a Rig Facility;

•
cancellation or termination of any existing charter contract or satisfactory drilling contract (in the case of the West Capricorn Facility if a new contract is not entered into within 12 months after the cancellation or termination of such contract); and

•	a change of control.
The Rig Facilities contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill and its subsidiaries and by the Company;

•	failure by Seadrill or by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•	revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Facility; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or Seadrill and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of Seadrill or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

If an event of default exists under any of the Rig Facilities, the lenders have the ability to accelerate the maturity of the applicable Rig Facility and exercise other rights and remedies. In addition, if Seadrill were to default under one of its other financing agreements, it could cause an event of default under each of the Rig Facilities. Further, because OPCO’s drilling units are pledged as security for Seadrill’s obligations under the Rig Facilities, lenders thereunder could foreclose on OPCO’s drilling units in the event of a default thereunder.
Seadrill was in compliance with the covenants under the Rig Facilities as of December 31, 2011, December 31, 2012, and December 31, 2013. In addition, the Company and OPCO were each in compliance with the covenants contained in the related party loan agreements as of December 31, 2013. The Company and Seadrill also intend to amend these restrictive covenants in connection with any assignment or amendment of the Rig Facilities.